UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – July 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

George Putnam Balanced Fund

Annual report
7 | 31 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Annual report
7 | 31 | 22

Message from the Trustees

September 9, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, both stocks and bonds have experienced declines, and U.S. GDP [gross domestic product] growth rates were negative in the first and second quarters. Consumers and businesses are grappling with multidecade-high inflation. Against this backdrop, the U.S. Federal Reserve has faced the difficult task of raising interest rates to contain price pressures without tipping the economy into a recession. Globally, the Russia-Ukraine War continues to disrupt trade and has weakened the economic outlooks for Europe and China.

While this challenging environment may test investors’ patience, you can be confident that Putnam portfolio managers are actively working for you. They are assessing risks while researching new and attractive investment opportunities for your fund.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank two Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities.

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Kate Lakin pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed income investments, Andrew Benson assembles a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

† The fund’s benchmarks (George Putnam Blended Index and S&P 500 Index) were introduced on 12/31/78 and 12/31/69, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/22. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 17–18.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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How did stocks perform during the reporting period?

KATE At the start of the period, ample government stimulus and signs of economic recovery helped stock performance. However, in the fall of 2021, the spread of new Covid-19 variants and high inflation contributed to an increase in market volatility. In November 2021, the U.S. Federal Reserve began to scale back its crisis-driven monetary policy, paving the way for higher interest rates in 2022.

After a relatively calm start to the new year, Russia’s attack on Ukraine on February 24, 2022, caused a flight to safety. Stocks declined sharply as investors sought safer-haven assets. Global sanctions against Russia further stoked inflation, as food, energy, and other commodity prices surged. China’s zero-Covid policy sent major cities under lockdown, which worsened supply chain disruptions.

As anticipated, U.S. interest rates started to rise in March 2022. The Fed moved rates from near zero at the start of the period to a range of 2.25% and 2.50% by period-end. Investors feared that the Fed’s aggressive tactics to curb inflation would lead to a recession. For the 12-month

George Putnam Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 7/31/22. Short-term investments and derivatives, if any, are excluded. Summary information may differ from the portfolio schedule included in the financial statements due the use of different classifications of securities for presentation purposes. Holdings may vary over time.

6 George Putnam Balanced Fund

reporting period, stocks returned –4.64%, as measured by the S&P 500 Index.

How did bonds perform during the reporting period?

ANDREW Much like stocks, bonds were challenged by multiple, converging risks in the macroeconomy. Of these, inflation remained a top concern for central banks worldwide. From March to July 2022, the Fed raised interest rates four times. It made its largest rate hike since 1994, an increase of 0.75%, in June and again in July. Quantitative tightening also started in June, as the Fed implemented caps on reinvesting principal from its Treasury and agency debt holdings.

Global activity slowed. In the U.S., negative real gross domestic product [GDP] in the first and second calendar quarters of 2022 further dampened investor sentiment. By period-end, consumer confidence had moved to historical lows and credit card debt was moving back toward pre-pandemic highs.

As interest rates rose, yields on U.S. Treasury bonds increased and their prices declined. The yield on the 10-year U.S. Treasury note began the period at 1.24%. After peaking at 3.49% in mid-June 2022, the 10-year U.S. Treasury yield ended the period at 2.67%. At times, the yield curve inverted, which in the past has indicated a recession. The rate-sensitive Bloomberg U.S. Aggregate Bond Index, which measures investment-grade [IG] corporate bonds, returned –9.12% for the period.

How did the fund perform for the reporting period?

KATE The fund’s class A shares posted a return of –7.87%, underperforming its primary custom benchmark, the George Putnam Blended Index, which returned –5.96% for the period. The fund outperformed the median of its Lipper peer group, Balanced Funds, which returned –8.57% for the period.

What were some stocks that helped performance during the reporting period?

KATE Cenovus Energy, a Canadian oil-sands operator, was the fund’s top performer. The company has generated stable revenue streams and ample free cash flows from its oil-producing assets. Earnings grew by nearly 11-fold in the second quarter of 2022 over the prior year, driven by higher oil prices. During this quarter, Cenovus also returned more than $1 billion, or 50% of its excess cash flow, to shareholders through share buybacks. Strategic acquisitions, including the purchase of additional refinery capacity, will help fuel future growth, in our view.

Telecommunications operator T-Mobile U.S. was another highlight. The merger of T-Mobile with Sprint has created the nation’s largest 5G wireless network, solidifying its advantage over rivals AT&T and Verizon. T-Mobile performed well as investors shifted toward more defensive, value-oriented stocks during the period. Compared with its peers, T-Mobile has a stronger balance sheet, lower-priced offerings, and a more competitive wireless network to sustain long-term growth, in our view.

What were some stocks that detracted from fund performance during the reporting period?

KATE Unity Software, a U.S. video game software developer, was the fund’s top detractor. Unity has created a world-leading platform for real-time 2D and 3D content creation. Despite posting strong revenues, operating losses widened year-over-year in the second quarter of calendar 2022. Weaker sales from Unity’s analytics product, which helps companies optimize in-game advertising

George Putnam Balanced Fund 7

revenue, offset sales of its 3D content creator. Unity has begun serving non-gaming customers, which we believe will provide durable growth for the company. We continue to own the stock.

An underweight position relative to the primary benchmark in Apple, the consumer technology giant, also dampened results. While we had expected hardware sales to decline post-pandemic, sales of Apple’s newest iPhone proved to be resilient. We believe iPhone demand will normalize over time and have maintained our underweight position in Apple.

How did the fund’s bond investments perform for the period?

ANDREW Allocations to corporate bonds represented about 14% of the fund’s total assets for the period. Exposure to U.S. IG corporate bonds over the 12-month period detracted from performance. Spreads across the sector widened from their historical tights, driven by a hawkish pivot from the world’s central banks, soaring inflation, and increased geopolitical tensions. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.]

How were derivatives used during the period?

KATE We used forward currency contracts to help hedge foreign exchange risk.

What is your outlook for financial markets and the fund?

ANDREW While we continue to find some pockets of opportunity, we have a more cautious view on U.S. IG corporate bonds for the back half of 2022. Fed policy remains a primary focus for investors. Inflation has been persistent, consumer sentiment is nearing

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 George Putnam Balanced Fund

new lows, and negative U.S. GDP rates have cautioned investors year to date.

Lingering Covid-related supply chain disruptions and elevated geopolitical turmoil have complicated the outlooks for global growth and inflation. We expect credit trajectories to vary across the asset class. For the fund, we favor issuers that we believe are well positioned to manage macroeconomic volatility and have stable-to-improving balance sheets.

In our view, fundamentals will remain positive albeit with a more tepid outlook. While inflation has put pressure on corporate margins, earnings have generally exceeded expectations so far this year. Technicals [supply and demand], on the other hand, have become more challenging after a highly supportive period in calendar 2021. IG valuations are now trending in neutral territory after hitting their post-global financial crisis tights in June 2021. Still, IG credit spreads are about 0.50% to 1.50% away from typical recessionary levels.

On a sector basis, banks have demonstrated strong capital positions. Diversity in their business lines has helped weather increased market volatility, in our view. Within industrials, balance sheets also remain strong. This view is supported by elevated quick ratios [indicate how well a company can generate cash to pay its short-term debt], longer maturity runways [which limit refinancing needs and reduce the impact of higher financing costs], and leverage and interest coverage metrics that have returned to pre-pandemic levels.

KATE While stock valuations have come off their peak, they remain at the higher end of their pre-pandemic range. Market volatility can be opportunistic for active stock picking, in our view. We continue to actively manage the fund to take advantage of what we believe to be price dislocations in the marketplace. Our analysts engage in bottom-up fundamental research to identify favorable risk-reward characteristics of individual companies. While macroeconomic trends are important to consider, the fund focuses on identifying the stock-specific risks of individual companies. We believe this can provide the portfolio with greater downside protection during more turbulent macro environments.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

The fund increased its quarterly distribution rate for class A shares from $0.036 in February 2021 to $0.041 in May 2022. The increase is attributed to additional income earned by the fund as a result of rising interest rates and higher dividend payments made by companies held in the portfolio. Similar increases were made to other share classes of the fund.

George Putnam Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 7/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (11/5/37)
Before sales charge	8.62%	8.89%	8.21%	7.64%	–7.87%
After sales charge	8.54	8.25	6.94	5.54	–13.17
Class B (4/27/92)
Before CDSC	8.52	8.24	7.40	6.84	–8.56
After CDSC	8.52	8.24	7.10	5.95	–12.82
Class C (7/26/99)
Before CDSC	8.54	8.25	7.40	6.83	–8.57
After CDSC	8.54	8.25	7.40	6.83	–9.42
Class M (12/1/94)
Before sales charge	7.91	8.35	7.67	7.08	–8.36
After sales charge	7.86	7.97	6.90	5.82	–11.56
Class R (1/21/03)
Net asset value	8.35	8.62	7.93	7.36	–8.10
Class R5 (12/2/13)
Net asset value	8.71	9.18	8.49	7.89	–7.68
Class R6 (12/2/13)
Net asset value	8.72	9.26	8.58	7.99	–7.60
Class Y (3/31/94)
Net asset value	8.71	9.17	8.48	7.89	–7.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

10 George Putnam Balanced Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Comparative annualized index returns For periods ended 7/31/22

	Life of fund	10 years	5 years	3 years	1 year
George Putnam Blended
Index†	—*	9.20%	8.68%	8.56%	–5.96%
Bloomberg U.S. Aggregate
Bond Index	—*	1.65	1.28	–0.21	–9.12
S&P 500 Index	—*	13.80	12.83	13.36	–4.64
Lipper Balanced Funds
category median‡	—*	6.92	5.60	5.65	–8.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmarks (George Putnam Blended Index and S&P 500 Index) were introduced on 12/31/78 and 12/31/69, respectively, the Bloomberg U.S. Aggregate Bond Index was introduced on 12/31/75, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/22, there were 532, 507, 486, and 402 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $22,081 and $22,088, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,521. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $22,866, $24,067, $24,255, and $24,035, respectively.

George Putnam Balanced Fund 11

Fund price and distribution information For the 12-month period ended 7/31/22

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	4		1	2	4		4	4	4	4
Income	$0.203097		$0.054097	$0.055097	$0.088097		$0.144097	$0.256097	$0.280097	$0.261097
Capital gains
Long-term
gains	1.082000		1.082000	1.082000	1.082000		1.082000	1.082000	1.082000	1.082000
Short-term
gains	0.554903		0.554903	0.554903	0.554903		0.554903	0.554903	0.554903	0.554903
Total	$1.840000		$1.691000	$1.692000	$1.725000		$1.781000	$1.893000	$1.917000	$1.898000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/21	$24.62	$26.12	$24.27	$24.35	$24.20	$25.08	$24.51	$24.94	$24.75	$24.74
7/31/22	21.02	22.30	20.68	20.75	20.63	21.38	20.92	21.31	21.13	21.12
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	0.78%	0.74%	—	0.02%	0.29%	0.28%	0.52%	0.99%	1.12%	1.02%
Current
30-day
SEC yield[2]	N/A	1.21	0.58	0.58	N/A	0.79	1.05	1.53	1.61	1.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 George Putnam Balanced Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (11/5/37)
Before sales charge	8.55%	8.34%	7.13%	5.77%	–12.09%
After sales charge	8.47	7.70	5.87	3.70	–17.15
Class B (4/27/92)
Before CDSC	8.44	7.69	6.33	4.98	–12.75
After CDSC	8.44	7.69	6.02	4.10	–16.82
Class C (7/26/99)
Before CDSC	8.47	7.70	6.34	5.00	–12.71
After CDSC	8.47	7.70	6.34	5.00	–13.52
Class M (12/1/94)
Before sales charge	7.83	7.81	6.59	5.23	–12.53
After sales charge	7.79	7.42	5.84	3.99	–15.59
Class R (1/21/03)
Net asset value	8.28	8.07	6.88	5.52	–12.28
Class R5 (12/2/13)
Net asset value	8.64	8.63	7.42	6.03	–11.86
Class R6 (12/2/13)
Net asset value	8.65	8.72	7.51	6.13	–11.78
Class Y (3/31/94)
Net asset value	8.64	8.62	7.40	6.04	–11.86

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

George Putnam Balanced Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/21	0.94%	1.69%	1.69%	1.44%	1.19%	0.71%	0.61%	0.69%
Annualized expense ratio
for the six-month period
ended 7/31/22*	0.96%	1.71%	1.71%	1.46%	1.21%	0.73%	0.63%	0.71%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/22 to 7/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.59	$8.15	$8.15	$6.96	$5.78	$3.49	$3.01	$3.39
Ending value (after expenses)	$926.90	$923.20	$923.10	$924.00	$925.70	$927.70	$928.10	$927.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

14 George Putnam Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/22, use the following calculation method. To find the value of your investment on 2/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.81	$8.55	$8.55	$7.30	$6.06	$3.66	$3.16	$3.56
Ending value (after expenses)	$1,020.03	$1,016.31	$1,016.31	$1,017.55	$1,018.79	$1,021.17	$1,021.67	$1,021.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

George Putnam Balanced Fund 15

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

16 George Putnam Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500® Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Balanced Fund 17

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2022, Putnam employees had approximately $480,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 George Putnam Balanced Fund

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021.

The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

George Putnam Balanced Fund 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 George Putnam Balanced Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

George Putnam Balanced Fund 21

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of

22 George Putnam Balanced Fund

Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the

George Putnam Balanced Fund 23

“Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	1st
Five-year period	1st

For the three-year and five-year periods ended December 31, 2021, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2021, there were 540, 509 and 484 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price

24 George Putnam Balanced Fund

and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

George Putnam Balanced Fund 25

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
George Putnam Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of George Putnam Balanced Fund (the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

George Putnam Balanced Fund 27

The fund’s portfolio 7/31/22

COMMON STOCKS (61.7%)*	Shares	Value
Automotive (1.4%)
General Motors Co. †	44,661	$1,619,408
Tesla, Inc. †	20,044	17,868,224
United Rentals, Inc. †	12,495	4,031,762
		23,519,394
Basic materials (1.7%)
Agnico-Eagle Mines, Ltd. (Canada)	54,021	2,322,749
Alamos Gold, Inc. Class A (Canada) S	324,197	2,557,914
Anglo American PLC (London Exchange) (United Kingdom)	13,361	482,610
Avery Dennison Corp.	16,185	3,082,595
Corteva, Inc.	80,258	4,618,848
CRH PLC ADR (Ireland) S	65,550	2,529,575
Eastman Chemical Co.	22,850	2,192,001
Linde PLC	10,521	3,177,342
PPG Industries, Inc.	26,474	3,422,823
Sherwin-Williams Co. (The)	21,400	5,177,516
		29,563,973
Capital goods (3.7%)
Berry Global Group, Inc. †	34,535	1,990,943
Boeing Co. (The) †	10,234	1,630,379
CAE, Inc. (Canada) †	80,283	2,124,078
Deere & Co.	11,492	3,943,825
Emerson Electric Co.	57,480	5,177,224
Honeywell International, Inc.	40,011	7,700,517
Ingersoll Rand, Inc.	85,372	4,251,526
Johnson Controls International PLC	134,180	7,233,644
Northrop Grumman Corp.	20,448	9,792,547
Otis Worldwide Corp.	120,616	9,428,553
Raytheon Technologies Corp.	103,094	9,609,392
		62,882,628
Commercial and consumer services (2.2%)
Adyen NV (Netherlands) †	1,084	1,955,336
Aramark	69,526	2,322,168
Booking Holdings, Inc. †	4,025	7,791,152
Mastercard, Inc. Class A	72,190	25,540,100
		37,608,756
Communication services (1.2%)
Charter Communications, Inc. Class A †	7,792	3,366,923
T-Mobile US, Inc. †	121,211	17,340,446
		20,707,369
Computers (3.9%)
Apple, Inc.	332,695	54,066,264
CDW Corp./DE	70,275	12,757,021
		66,823,285
Conglomerates (0.1%)
General Electric Co.	30,883	2,282,563
		2,282,563

28 George Putnam Balanced Fund

COMMON STOCKS (61.7%)* cont.	Shares	Value
Consumer (0.1%)
4Front Ventures Corp. †	4,194,781	$2,516,869
		2,516,869
Consumer staples (3.9%)
Altria Group, Inc.	46,055	2,019,972
Chipotle Mexican Grill, Inc. †	2,936	4,592,550
Coca-Cola Co. (The)	186,576	11,972,582
Constellation Brands, Inc. Class A	4,859	1,196,820
Costco Wholesale Corp.	12,858	6,960,035
McCormick & Co., Inc. (non-voting shares) S	31,771	2,775,197
PepsiCo, Inc.	95,339	16,680,511
Procter & Gamble Co. (The)	133,240	18,508,368
Sea, Ltd. ADR (Singapore) † S	26,351	2,011,108
		66,717,143
Electronics (1.9%)
Advanced Micro Devices, Inc. †	142,149	13,428,816
Qualcomm, Inc.	109,101	15,826,191
Vontier Corp.	156,178	4,029,392
		33,284,399
Energy (3.0%)
Cenovus Energy, Inc. (Canada)	773,288	14,734,471
ConocoPhillips	58,764	5,725,377
Exxon Mobil Corp.	245,253	23,772,373
Shell PLC (London Exchange) (United Kingdom)	206,347	5,513,541
TotalEnergies SE (France)	30,909	1,576,686
		51,322,448
Financials (7.3%)
AIA Group, Ltd. (Hong Kong)	380,400	3,839,304
Apollo Global Management, Inc.	146,211	8,348,648
Assured Guaranty, Ltd.	263,949	15,411,982
AXA SA (France)	171,643	3,962,470
Bank of America Corp.	323,850	10,949,369
Charles Schwab Corp. (The)	126,990	8,768,660
Citigroup, Inc.	347,104	18,014,698
Gaming and Leisure Properties, Inc. R	167,768	8,722,258
Goldman Sachs Group, Inc. (The)	51,481	17,163,251
KKR & Co., Inc.	122,084	6,770,779
Prudential PLC (United Kingdom)	471,861	5,817,422
Quilter PLC (United Kingdom)	2,135,998	2,737,699
Silvergate Capital Corp. Class A †	41,015	3,826,289
Visa, Inc. Class A	47,365	10,046,590
Vornado Realty Trust R S	69,991	2,127,026
		126,506,445
Gaming and lottery (0.1%)
Penn National Gaming, Inc. † S	66,150	2,285,483
		2,285,483
Health care (8.7%)
Abbott Laboratories	47,191	5,136,268
AbbVie, Inc.	38,597	5,539,055
Ascendis Pharma A/S ADR (Denmark) † S	1,569	134,197

George Putnam Balanced Fund 29

COMMON STOCKS (61.7%)* cont.	Shares	Value
Health care cont.
Avantor, Inc. †	128,585	$3,731,537
Baxter International, Inc.	12,458	730,786
Bio-Rad Laboratories, Inc. Class A †	8,449	4,758,984
Boston Scientific Corp. †	146,014	5,993,875
Cigna Corp.	59,168	16,292,500
Danaher Corp.	33,700	9,822,539
DexCom, Inc. †	30,603	2,511,894
Edwards Lifesciences Corp. †	4,505	452,933
Elevance Health, Inc.	18,522	8,836,846
Eli Lilly and Co.	26,834	8,846,901
IDEXX Laboratories, Inc. †	616	245,895
Innoviva, Inc. †	273,616	3,923,653
Intuitive Surgical, Inc. †	15,259	3,512,164
Johnson & Johnson	67,234	11,733,678
McKesson Corp.	11,177	3,817,840
Medtronic PLC	17,724	1,639,824
Merck & Co., Inc.	103,604	9,255,981
Pfizer, Inc.	153,998	7,778,439
Regeneron Pharmaceuticals, Inc. †	14,272	8,301,880
Thermo Fisher Scientific, Inc.	14,050	8,407,661
UnitedHealth Group, Inc.	37,402	20,284,601
		151,689,931
Homebuilding (0.5%)
PulteGroup, Inc.	187,991	8,200,167
		8,200,167
Lodging/Tourism (0.3%)
Hilton Worldwide Holdings, Inc.	37,264	4,772,400
		4,772,400
Media (0.3%)
Walt Disney Co. (The) †	47,218	5,009,830
		5,009,830
Retail (6.2%)
Amazon.com, Inc. †	391,620	52,849,119
Bath & Body Works, Inc.	25,282	898,522
BJ’s Wholesale Club Holdings, Inc. †	14,360	972,172
CarMax, Inc. † S	22,437	2,233,379
Home Depot, Inc. (The)	67,876	20,426,603
Lululemon Athletica, Inc. (Canada) †	3,964	1,230,862
Nike, Inc. Class B	28,819	3,311,879
O’Reilly Automotive, Inc. †	6,167	4,339,040
Target Corp.	40,651	6,641,560
TJX Cos., Inc. (The)	27,196	1,663,307
Walmart, Inc.	84,097	11,105,009
Warby Parker, Inc. Class A † S	31,530	390,657
		106,062,109
Software (7.0%)
Adobe, Inc. †	27,137	11,129,426
Intuit, Inc.	38,822	17,709,432
Microsoft Corp.	242,638	68,118,187

30 George Putnam Balanced Fund

COMMON STOCKS (61.7%)* cont.	Shares	Value
Software cont.
Oracle Corp.	259,555	$20,203,761
Unity Software, Inc. † S	88,048	3,292,115
		120,452,921
Technology services (4.5%)
Alphabet, Inc. Class A †	321,420	37,387,574
Fidelity National Information Services, Inc.	174,079	17,783,911
Meta Platforms, Inc. Class A †	60,748	9,665,007
salesforce.com, Inc. †	69,678	12,822,146
		77,658,638
Textiles (0.1%)
Levi Strauss & Co. Class A	68,924	1,304,042
		1,304,042
Transportation (1.4%)
CSX Corp.	103,178	3,335,745
Southwest Airlines Co. †	98,051	3,737,704
Union Pacific Corp.	76,501	17,388,677
		24,462,126
Utilities and power (2.2%)
Ameren Corp.	40,717	3,791,567
American Electric Power Co., Inc.	45,682	4,502,418
Constellation Energy Corp.	6,733	445,051
Exelon Corp.	164,869	7,664,760
NextEra Energy, Inc.	83,385	7,045,199
NRG Energy, Inc.	382,074	14,423,294
		37,872,289
Total common stocks (cost $855,110,015)		$1,063,505,208

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.4%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 2/20/49 to 10/20/49	$1,544,947	$1,596,685
4.50%, with due dates from 3/20/49 to 10/20/49	409,232	421,072
4.00%, 4/15/43	2,022,410	2,073,327
3.50%, with due dates from 11/15/47 to 4/20/51	10,846,196	10,844,026
3.00%, with due dates from 7/20/46 to 10/20/46	2,542,549	2,507,129
2.00%, 1/20/51	1,854,224	1,692,417
		19,134,656
U.S. Government Agency Mortgage Obligations (5.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	622	675
4.00%, with due dates from 7/1/42 to 7/1/49	2,803,991	2,864,614
3.50%, with due dates from 12/1/42 to 4/1/43	272,228	276,236
3.00%, with due dates from 3/1/43 to 2/1/47	1,120,772	1,096,764
2.50%, with due dates from 7/1/50 to 2/1/51	1,547,406	1,455,247
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	752,032	808,388
5.00%, with due dates from 8/1/33 to 1/1/39	217,860	230,379
4.50%, with due dates from 5/1/48 to 2/1/49	1,874,824	1,942,555

George Putnam Balanced Fund 31

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.4%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 4/1/49	$2,238,245	$2,278,322
3.50%, 5/1/56	934,746	932,440
3.50%, with due dates from 5/1/43 to 12/1/49	5,574,769	5,579,874
3.00%, with due dates from 2/1/43 to 3/1/47	3,604,622	3,543,437
3.00%, 12/1/30	1,070,867	1,073,140
2.50%, with due dates from 7/1/50 to 7/1/51	44,635,425	41,757,237
2.00%, 10/1/50	10,149,291	9,177,943
2.00%, with due dates from 10/1/27 to 8/1/28	2,733,202	2,655,946
Uniform Mortgage-Backed Securities
4.50%, TBA, 8/1/52	3,000,000	3,052,031
4.00%, TBA, 8/1/52	3,000,000	3,015,235
3.50%, TBA, 9/1/52	2,000,000	1,974,219
3.50%, TBA, 8/1/52	2,000,000	1,979,844
3.00%, TBA, 9/1/52	2,000,000	1,923,828
3.00%, TBA, 8/1/52	2,000,000	962,969
2.50%, TBA, 8/1/52	2,000,000	1,863,594
2.00%, TBA, 8/1/52	1,000,000	900,273
		91,345,190
Total U.S. government and agency mortgage obligations (cost $117,620,166)		$110,479,846

U.S. TREASURY OBLIGATIONS (15.0%)*	Principal amount	Value
U.S. Treasury Bonds
3.00%, 2/15/47	$11,500,000	$10,948,360
2.75%, 8/15/42	31,400,000	28,868,375
1.875%, 2/15/51	12,090,000	9,293,243
1.875%, 2/15/51 [i]	218,000	169,445
1.25%, 5/15/50	10,760,000	7,023,002
U.S. Treasury Inflation Index Notes 0.50%, 4/15/24 [i]	232,621	273,511
U.S. Treasury Notes
2.375%, 8/15/24	27,000,000	26,719,454
2.25%, 11/15/27	13,420,000	13,105,469
2.125%, 2/29/24 [i]	113,000	112,511
2.125%, 12/31/22 [i]	50,000	49,940
1.75%, 12/31/24	11,900,000	11,590,879
1.625%, 5/15/31	18,490,000	17,014,411
1.625%, 9/30/26	26,320,000	25,171,584
1.625%, 2/15/26	26,380,000	25,349,531
1.50%, 2/15/30	18,070,000	16,647,693
1.125%, 2/28/25	35,140,000	33,636,941
0.625%, 10/15/24	33,640,000	32,030,274
Total U.S. treasury obligations (cost $281,215,190)		$258,004,623

32 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)*	Principal amount	Value
Basic materials (0.9%)
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	$985,000	$981,940
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	1,480,000	1,503,161
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	289,000	284,405
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	750,000	638,387
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	1,539,000	1,406,261
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	76,000	76,769
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	1,525,000	1,426,060
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	1,998,000	1,659,551
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	1,600,000	1,521,595
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	625,000	624,724
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	204,000	156,005
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	356,000	305,428
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	13,230
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	1,305,000	1,194,163
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	790,281
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	1,857,000	1,331,922
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	928,000	676,408
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	1,040,000	1,269,185
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	187,000	227,560
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	156,000	185,455
		16,272,490
Capital goods (0.6%)
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	1,045,000	926,392
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	1,225,000	1,115,654
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	685,000	695,180
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	1,230,000	1,103,556
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	1,145,000	1,019,614
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	480,000	395,833
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	940,000	931,997
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	510,000	514,118
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,619,000	1,585,775
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	164,000	142,231
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	695,000	621,662
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32	405,000	376,510
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	1,010,000	976,808
		10,405,330

George Putnam Balanced Fund 33

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Communication services (1.4%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	$1,953,000	$1,690,857
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	921,000	821,541
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	686,000	642,672
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	1,227,000	1,144,562
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	62,000	48,333
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	2,013,000	1,704,228
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	1,107,000	941,484
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	132,000	128,298
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. bonds 2.80%, 4/1/31	291,000	246,199
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	274,000	258,979
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	1,055,000	1,059,375
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	65,000	45,691
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47	506,000	445,168
Comcast Corp. company guaranty sr. unsec. bonds 2.887%, 11/1/51	270,000	202,634
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	1,618,000	1,329,541
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	921,000	832,818
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	481,000	460,538
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	54,000	65,629
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	9,000	8,947
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	766,000	547,031
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	637,000	619,328
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	551,000	537,341
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	458,000	445,556
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	549,000	533,929
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	185,000	173,308
Crown Castle International Corp. sr. unsec. sub. bonds 3.30%, 7/1/30 R	890,000	815,794
Crown Castle International Corp. sr. unsec. sub. bonds 2.25%, 1/15/31	1,275,000	1,081,069
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	1,483,000	1,366,772
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	95,000	120,118
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	48,000	46,172
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,762,000	1,734,113
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	695,000	607,702
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	960,000	786,897

34 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. notes 3.15%, 3/22/30	$700,000	$660,688
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	480,000	426,516
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,904,000	1,952,834
		24,532,662
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 5.159%, perpetual maturity	689,000	642,493
		642,493
Consumer cyclicals (1.3%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	995,000	941,519
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	919,000	825,323
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,105,000	1,092,350
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	653,926
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	579,000	520,958
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	255,000	252,257
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	454,000	359,800
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	671,000	623,026
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	1,255,000	1,291,260
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	27,000	24,643
Ford Motor Co. sr. unsec. unsub. bonds 3.25%, 2/12/32	335,000	279,633
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	262,000	222,218
Ford Motor Co., LLC sr. unsec. unsub. notes 2.90%, 2/10/29	500,000	420,090
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	553,000	529,021
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	225,000	194,667
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	287,000	280,082
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	175,000	173,328
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	411,000	344,080
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	252,000	227,357
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	248,000	213,538
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,668,000	1,676,810
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	1,449,000	1,462,184
Magallanes, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	2,487,000	2,304,782
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	585,000	384,414
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	232,000	221,560
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	416,000	415,463
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	360,000	348,596
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	198,000	198,206
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	457,000	432,518

George Putnam Balanced Fund 35

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	$1,550,000	$1,417,963
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	423,000	349,203
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	1,645,000	1,431,150
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,115,000	1,099,669
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	945,000	773,781
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	8,000	7,262
Walt Disney Co. (The) company guaranty sr. unsec. bonds 4.75%, 9/15/44	30,000	30,667
		22,023,304
Consumer staples (1.0%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	1,172,000	1,287,820
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.95%, 1/15/42	200,000	204,321
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	1,389,000	1,341,912
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	827,000	870,674
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	660,000	529,609
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,098,352
Ashtead Capital, Inc. 144A notes 4.00%, 5/1/28	1,190,000	1,104,479
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	469,547	518,086
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	1,434,000	1,716,746
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	566,000	589,164
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	875,000	868,556
GSK Consumer Healthcare Capital US, LLC 144A company guaranty sr. unsec. unsub. bonds 3.625%, 3/24/32	1,300,000	1,256,862
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30	187,000	174,901
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	905,000	779,353
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	1,090,000	958,118
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	925,000	865,047
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	215,000	213,787
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	648,000	672,235
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	1,660,000	1,659,934
		16,709,956

36 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Energy (0.6%)
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	$770,000	$760,792
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	690,000	698,420
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	808,000	821,734
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	522,000	455,445
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	2,045,000	1,667,350
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	780,000	770,904
DT Midstream, Inc. 144A sr. bonds 4.30%, 4/15/32	560,000	530,403
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	550,000	594,473
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	890,000	904,053
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	994,000	1,018,002
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	175,000	170,968
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	878,000	893,249
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	1,285,000	1,168,490
		10,454,283
Financials (5.4%)
ABN AMRO Bank NV 144A unsec. sub. FRB 3.324%, 3/13/37 (Netherlands)	1,800,000	1,452,190
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	2,190,000	1,839,294
Air Lease Corp. sr. unsec. notes Ser. MTN, 3.00%, 2/1/30	1,625,000	1,369,002
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	328,000	313,763
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	928,000	806,016
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	725,000	820,098
American Express Co. sr. unsec. unsub. notes 3.375%, 5/3/24	1,450,000	1,447,634
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,265,000	1,086,102
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	1,555,000	1,463,625
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	920,000	749,109
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	204,000
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	4,200,000	3,313,232
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,208,669
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%, perpetual maturity	1,135,000	1,099,597
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	314,000	318,710

George Putnam Balanced Fund 37

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Financials cont.
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	$715,000	$624,236
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	3,450,000	3,119,038
Bank of America Corp. unsec. sub. FRN (ICE LIBOR USD 3 Month + 0.76%), 2.589%, 9/15/26	275,000	259,285
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	676,114
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	366,057
Bank of Nova Scotia (The) sr. unsec. notes 2.00%, 11/15/22 (Canada)	3,100,000	3,093,147
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	5,000	3,810
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	808,000	793,096
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (France)	305,000	245,621
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	695,000	554,722
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	482,000	409,805
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	809,144
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,046,717
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,222,643
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,447,000	1,138,153
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	227,195
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	1,580,000	1,439,775
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	9,655
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	1,444,082
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	3,039,000	3,045,633
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	245,287
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	535,000	446,134
Cooperative Rabobank UA company guaranty unsec. sub. notes 3.75%, 7/21/26 (Netherlands)	285,000	277,512
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	765,000	726,759
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	314,575
Credit Suisse AG sr. unsec. notes 1.00%, 5/5/23	3,100,000	3,035,553
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	443,000	401,100
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	320,000	290,644
Credit Suisse Group AG 144A unsec. sub. notes 6.50%, 8/8/23 (Switzerland)	729,000	732,485
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	1,035,000	899,456
Deutsche Bank AG/New York, NY unsec. sub. FRB 3.729%, 1/14/32 (Germany)	1,730,000	1,347,774
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	1,395,000	1,385,552
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,225,000	1,227,615
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	330,000	329,195
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	573,000	371,735

38 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Financials cont.
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	$217,000	$190,205
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	1,259,000	1,336,512
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	427,615
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	505,000	428,005
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	1,055,000	888,838
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	804,000	795,067
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	1,477,000	1,475,538
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	3,535,000	3,123,805
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	963,000	752,218
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	482,000	397,968
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	1,710,000	1,287,579
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	915,000	872,681
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	195,117
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,113,000	986,779
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (ICE LIBOR USD 3 Month + 1.00%), 2.411%, 5/15/47	664,000	521,240
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	195,000	178,464
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,710,000	1,531,044
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	2,338,000	2,089,984
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	105,000	100,667
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	735,000	527,068
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	315,000	311,132
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	1,422,000	1,448,929
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	1,457,000	1,099,746
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	2,823,193
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,409,000	3,436,917
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	2,085,000	2,068,190
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	467,000	418,520
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	194,000	183,213
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,485,000	1,418,338
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	322,000	328,691
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	1,180,000	990,154
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds 4.436%, 4/2/24 (Japan)	412,000	412,718
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	263,000	317,353
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	759,000	733,699

George Putnam Balanced Fund 39

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Financials cont.
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	$580,000	$550,158
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,659,668
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	1,815,000	1,530,387
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	760,000	746,537
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	285,000	260,986
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	580,000	585,800
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	610,000	565,013
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	1,095,000	1,292,602
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	670,000	620,422
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	597,000	445,227
		93,404,332
Health care (1.0%)
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	703,620
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	273,000	264,574
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	820,000	748,086
Bristol-Myers Squibb Co. sr. unsec. notes 2.75%, 2/15/23	3,100,000	3,095,643
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	719,000	712,043
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	1,008,000	1,009,761
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,600,000	1,601,088
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	510,238	500,635
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	1,425,000	1,213,922
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	600,000	556,046
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	143,000	145,101
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	341,000	251,815
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	505,000	485,993
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	270,000	260,912
HCA, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 2/1/25	475,000	484,513
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	182,447
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	165,000	146,644
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	1,335,000	1,228,260
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	1,602,000	1,431,927
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	565,000	492,970
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	1,210,000	1,211,349
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	306,000	265,933
		16,993,282
Technology (1.0%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	1,200,000	834,467
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	722,682
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	3,480,000	2,662,660
Apple, Inc. sr. unsec. notes 1.65%, 5/11/30	15,000	13,310
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	357,546
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	470,894

40 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Technology cont.
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	$1,119,000	$1,061,685
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	1,515,000	1,436,280
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	676,000	541,473
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	67,000	85,786
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	710,000	712,728
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,150,000	960,748
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	435,000	336,912
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	1,750,000	1,358,698
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	1,463,000	1,148,459
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	1,462,000	1,168,729
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	1,310,000	1,138,239
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	1,520,000	1,238,520
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	555,000	535,496
		16,785,312
Transportation (0.2%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	595,000	572,018
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	2,165,000	2,166,004
		2,738,022
Utilities and power (1.0%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	1,045,000	883,298
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	528,000	528,098
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	385,000	337,458
Appalachian Power Co. sr. unsec. unsub. notes Ser. L, 5.80%, 10/1/35	560,000	592,871
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	264,000	231,741
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	691,521
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	255,000	231,335
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	495,952
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	280,000	274,046
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	490,000	591,108
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	419,491
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,076,000	1,578,280
Energy Transfer LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	487,452
Energy Transfer LP sr. unsec. unsub. notes 6.50%, 2/1/42	137,000	141,768
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	1,704,000	1,545,480
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	560,000	496,241
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	813,000	774,237

George Putnam Balanced Fund 41

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Utilities and power cont.
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	$340,000	$337,022
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	199,000	190,262
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	620,000	607,034
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	955,000	816,267
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	445,000	493,312
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	235,000	200,940
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	536,000	534,894
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	565,000	467,889
PacifiCorp sr. bonds 2.70%, 9/15/30	656,000	600,567
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	442,000	408,775
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	523,000	506,797
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (ICE LIBOR USD 3 Month + 2.11%), 3.524%, 5/15/67	1,945,000	1,521,321
		16,985,457
Total corporate bonds and notes (cost $274,250,169)		$247,946,923

MORTGAGE-BACKED SECURITIES (0.9%)*	Principal amount	Value
BANK Ser. 19-BN19, Class AS, 3.446%, 8/15/61	$797,000	$739,596
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	508,000	489,192
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	617,000	610,590
Ser. 18-B2, Class A4, 4.009%, 3/10/51	1,749,000	1,758,755
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.279%, 12/10/44 W	241,000	238,349
FRB Ser. 14-CR18, Class C, 4.748%, 7/15/47 W	2,392,000	2,285,276
CSAIL Commercial Mortgage Trust Ser. 19-C17, Class AS, 3.278%, 9/15/52	1,066,000	965,659
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 3.959%, 11/25/28 (Bermuda)	261,538	258,580
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (ICE LIBOR USD 1 Month + 6.75%), 9.009%, 8/25/28	301,674	321,126
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (ICE LIBOR USD 1 Month + 6.00%), 8.259%, 9/25/28	27,412	28,646
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (ICE LIBOR USD 1 Month + 1.25%), 3.509%, 7/25/29	99,251	99,003
REMICs Ser. 01-79, Class BI, IO, 0.257%, 3/25/45 W	309,724	1,920
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%, 11/10/23 (In default) †	194,241	19
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.60%), 3.859%, 10/25/28 (Bermuda)	35,230	35,144
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 12-C6, Class D, 4.95%, 5/15/45 W	772,000	766,358
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C8, Class D, 4.819%, 10/15/45 W	291,000	288,090

42 George Putnam Balanced Fund

MORTGAGE-BACKED SECURITIES (0.9%)* cont.	Principal amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust Ser. 16-C28, Class A4, 3.544%, 1/15/49	$3,360,000	$3,300,601
Morgan Stanley Capital I Trust Ser. 18-L1, Class A4, 4.407%, 10/15/51 W	2,264,000	2,315,052
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.164%, 3/15/45 W	599,817	572,891
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	2,032,334	20
Total mortgage-backed securities (cost $17,298,772)		$15,074,867

UNITS (0.1%)*	Units	Value
GoGreen Investments Corp. †	144,769	$1,472,127
Total units (cost $1,447,690)		$1,472,127

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$282,829
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	350,000	456,093
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	306,976
Total municipal bonds and notes (cost $841,069)		$1,045,898

SHORT-TERM INVESTMENTS (3.0%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.01% [d]	Shares	17,251,575	$17,251,575
Putnam Short Term Investment Fund Class P 1.93% L	Shares	33,250,005	33,250,005
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.88% P	Shares	408,000	408,000
U.S. Treasury Bills zero%, 5/18/23 [i]		$305,000	298,321
Total short-term investments (cost $51,207,901)			$51,207,901

TOTAL INVESTMENTS
Total investments (cost $1,598,990,972)	$1,748,737,393

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
TBA	To Be Announced Commitments

George Putnam Balanced Fund 43

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through July 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,722,419,409.
†	This security is non-income-producing.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $12,519,777 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

44 George Putnam Balanced Fund

FORWARD CURRENCY CONTRACTS at 7/31/22 (aggregate face value $59,461,134)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Danish Krone	Sell	9/21/22	$2,780,503	$2,922,901	$142,398
Barclays Bank PLC
	British Pound	Sell	9/21/22	10,719,984	11,055,761	335,777
	Canadian Dollar	Sell	10/19/22	2,022,880	2,003,970	(18,910)
	Euro	Sell	9/21/22	5,673,950	5,975,769	301,819
Citibank, N.A.
	Canadian Dollar	Sell	10/19/22	6,013,289	5,956,815	(56,474)
Goldman Sachs International
	Canadian Dollar	Sell	10/19/22	3,199,869	3,170,405	(29,464)
	Euro	Sell	9/21/22	3,704,139	3,899,589	195,450
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/19/22	600,829	595,214	(5,615)
	Singapore Dollar	Sell	8/17/22	2,290,640	2,285,109	(5,531)
Morgan Stanley & Co. International PLC
	British Pound	Buy	9/21/22	3,186,356	3,118,804	67,552
State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/19/22	3,856,440	3,820,710	(35,730)
	Hong Kong Dollar	Sell	8/17/22	2,454,870	2,458,773	3,903
UBS AG
	Canadian Dollar	Sell	10/19/22	6,709,443	6,635,730	(73,713)
WestPac Banking Corp.
	British Pound	Sell	9/21/22	5,392,605	5,561,584	168,979
Unrealized appreciation						1,215,878
Unrealized (depreciation)						(225,437)
Total						$990,441
* The exchange currency for all contracts listed is the United States Dollar.

TBA SALE COMMITMENTS OUTSTANDING at 7/31/22 (proceeds receivable $2,883,887)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.50%, 8/1/52	$2,000,000	8/11/2022	$1,979,844
Uniform Mortgage-Backed Securities, 3.00%, 8/1/52	2,000,000	8/11/2022	962,969
Total			$2,942,813

George Putnam Balanced Fund 45

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$29,081,363	$482,610	$—
Capital goods	62,882,628	—	—
Communication services	20,707,369	—	—
Conglomerates	2,282,563	—	—
Consumer cyclicals	189,323,714	1,955,336	—
Consumer staples	66,717,143	—	—
Energy	44,232,221	7,090,227	—
Financials	110,149,550	16,356,895	—
Health care	151,689,931	—	—
Technology	298,219,243	—	—
Transportation	24,462,126	—	—
Utilities and power	37,872,289	—	—
Total common stocks	1,037,620,140	25,885,068	—
Corporate bonds and notes	—	247,946,923	—
Mortgage-backed securities	—	15,074,867	—
Municipal bonds and notes	—	1,045,898	—
U.S. government and agency mortgage obligations	—	110,479,846	—
U.S. treasury obligations	—	258,004,623	—
Units	1,472,127	—	—
Short-term investments	408,000	50,799,901	—
Totals by level	$1,039,500,267	$709,237,126	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$990,441	$—
TBA sale commitments	—	(2,942,813)	—
Totals by level	$—	$(1,952,372)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

46 George Putnam Balanced Fund

Statement of assets and liabilities 7/31/22

ASSETS
Investment in securities, at value, including $16,981,361 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,548,489,392)	$1,698,235,813
Affiliated issuers (identified cost $50,501,580) (Notes 1 and 5)	50,501,580
Foreign currency (cost $324) (Note 1)	323
Dividends, interest and other receivables	5,836,816
Receivable for shares of the fund sold	1,091,951
Receivable for investments sold	12,789,188
Receivable for sales of TBA securities (Note 1)	2,929,965
Unrealized appreciation on forward currency contracts (Note 1)	1,215,878
Prepaid assets	58,543
Total assets	1,772,660,057

LIABILITIES
Payable for investments purchased	9,430,048
Payable for purchases of TBA securities (Note 1)	15,070,055
Payable for shares of the fund repurchased	1,795,649
Payable for compensation of Manager (Note 2)	733,649
Payable for custodian fees (Note 2)	25,034
Payable for investor servicing fees (Note 2)	369,845
Payable for Trustee compensation and expenses (Note 2)	450,068
Payable for administrative services (Note 2)	6,321
Payable for distribution fees (Note 2)	383,312
Unrealized depreciation on forward currency contracts (Note 1)	225,437
TBA sale commitments, at value (proceeds receivable $2,883,887) (Note 1)	2,942,813
Collateral on securities loaned, at value (Note 1)	17,251,575
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	1,311,727
Other accrued expenses	245,115
Total liabilities	50,240,648

Net assets	$1,722,419,409

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,544,553,943
Total distributable earnings (Note 1)	177,865,466
Total — Representing net assets applicable to capital shares outstanding	$1,722,419,409

(Continued on next page)

George Putnam Balanced Fund 47

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,225,429,263 divided by 58,309,538 shares)	$21.02
Offering price per class A share (100/94.25 of $21.02)*	$22.30
Net asset value and offering price per class B share ($7,078,076 divided by 342,305 shares)**	$20.68
Net asset value and offering price per class C share ($115,906,708 divided by 5,586,547 shares)**	$20.75
Net asset value and redemption price per class M share ($50,465,748 divided by 2,445,747 shares)	$20.63
Offering price per class M share (100/96.50 of $20.63)*	$21.38
Net asset value, offering price and redemption price per class R share
($1,795,473 divided by 85,841 shares)	$20.92
Net asset value, offering price and redemption price per class R5 share
($19,848 divided by 931 shares)†	$21.31
Net asset value, offering price and redemption price per class R6 share
($65,091,138 divided by 3,080,378 shares)	$21.13
Net asset value, offering price and redemption price per class Y share
($256,633,155 divided by 12,149,414 shares)	$21.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

48 George Putnam Balanced Fund

Statement of operations Year ended 7/31/22

INVESTMENT INCOME
Dividends (net of foreign tax of $136,960)	$15,824,929
Interest (including interest income of $192,367 from investments in affiliated issuers) (Note 5)	15,427,896
Securities lending (net of expenses) (Notes 1 and 5)	53,702
Total investment income	31,306,527

EXPENSES
Compensation of Manager (Note 2)	9,649,895
Investor servicing fees (Note 2)	2,346,680
Custodian fees (Note 2)	53,779
Trustee compensation and expenses (Note 2)	72,108
Distribution fees (Note 2)	5,115,624
Administrative services (Note 2)	51,768
Other	739,610
Total expenses	18,029,464
Expense reduction (Note 2)	(2,838)
Net expenses	18,026,626

Net investment income	13,279,901

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	44,613,699
Foreign currency transactions (Note 1)	(6,959)
Forward currency contracts (Note 1)	6,059,138
Futures contracts (Note 1)	(2,757,076)
Written options (Note 1)	16,040
Total net realized gain	47,924,842
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(216,195,492)
Assets and liabilities in foreign currencies	(1,158)
Forward currency contracts	(157,733)
Futures contracts	(674,668)
Total change in net unrealized depreciation	(217,029,051)

Net loss on investments	(169,104,209)

Net decrease in net assets resulting from operations	$(155,824,308)

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 49

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/22	Year ended 7/31/21
Operations
Net investment income	$13,279,901	$11,432,910
Net realized gain on investments
and foreign currency transactions	47,924,842	136,843,606
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(217,029,051)	179,240,934
Net increase (decrease) in net assets resulting
from operations	(155,824,308)	327,517,450
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(11,663,665)	(8,356,332)
Class B	(24,276)	(652)
Class C	(300,958)	(13,329)
Class M	(217,558)	(113,303)
Class R	(12,163)	(6,173)
Class R5	(228)	(693)
Class R6	(847,822)	(550,386)
Class Y	(3,249,483)	(2,117,060)
Net realized short-term gain on investments
Class A	(31,186,072)	(19,270,614)
Class B	(249,011)	(207,532)
Class C	(3,025,106)	(1,610,621)
Class M	(1,358,147)	(913,173)
Class R	(46,557)	(21,746)
Class R5	(479)	(297)
Class R6	(1,673,574)	(819,470)
Class Y	(6,877,015)	(3,665,971)
From net realized long-term gain on investments
Class A	(60,809,448)	(46,596,169)
Class B	(485,545)	(504,187)
Class C	(5,898,628)	(3,881,982)
Class M	(2,648,238)	(2,213,148)
Class R	(90,782)	(52,050)
Class R5	(934)	(718)
Class R6	(3,263,286)	(1,970,149)
Class Y	(13,409,433)	(8,853,848)
Increase from capital share transactions (Note 4)	84,980,267	173,062,964
Total increase (decrease) in net assets	(218,182,449)	398,840,811

NET ASSETS
Beginning of year	1,940,601,858	1,541,761,047
End of year	$1,722,419,409	$1,940,601,858

The accompanying notes are an integral part of these financial statements.

50 George Putnam Balanced Fund

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George Putnam Balanced Fund 51

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
July 31, 2022	$24.62	.17	(1.93)	(1.76)	(.20)	(1.64)	(1.84)	$21.02	(7.87)	$1,225,429.94		.73	66
July 31, 2021	21.68	.16	4.19	4.35	(.16)	(1.25)	(1.41)	24.62	20.84	1,383,459.94		.68	93
July 31, 2020	20.63	.25	2.13	2.38	(.52)	(.81)	(1.33)	21.68	12.04	1,147,249.97		1.23	97
July 31, 2019	20.62	.28	1.37	1.65	(.28)	(1.36)	(1.64)	20.63	8.86	1,041,441.98		1.44	143
July 31, 2018	19.09	.23	1.53	1.76	(.23)	—	(.23)	20.62	9.28	1,004,781.99		1.18	179
Class B
July 31, 2022	$24.27	(.01)	(1.89)	(1.90)	(.05)	(1.64)	(1.69)	$20.68	(8.56)	$7,078	1.69	(.04)	66
July 31, 2021	21.41	(.01)	4.12	4.11	—[f]	(1.25)	(1.25)	24.27	19.89	11,732	1.69	(.06)	93
July 31, 2020	20.38	.10	2.11	2.21	(.37)	(.81)	(1.18)	21.41	11.23	13,533	1.72	.49	97
July 31, 2019	20.39	.14	1.34	1.48	(.13)	(1.36)	(1.49)	20.38	8.02	14,844	1.73	.70	143
July 31, 2018	18.87	.08	1.52	1.60	(.08)	—	(.08)	20.39	8.49	17,258	1.74	.43	179
Class C
July 31, 2022	$24.35	(.01)	(1.89)	(1.90)	(.06)	(1.64)	(1.70)	$20.75	(8.57)	$115,907	1.69	(.02)	66
July 31, 2021	21.48	(.02)	4.15	4.13	(.01)	(1.25)	(1.26)	24.35	19.90	128,300	1.69	(.07)	93
July 31, 2020	20.46	.09	2.12	2.21	(.38)	(.81)	(1.19)	21.48	11.20	86,199	1.72	.47	97
July 31, 2019	20.47	.13	1.36	1.49	(.14)	(1.36)	(1.50)	20.46	8.06	61,417	1.73	.68	143
July 31, 2018	18.95	.08	1.52	1.60	(.08)	—	(.08)	20.47	8.45	40,002	1.74	.43	179
Class M
July 31, 2022	$24.20	.05	(1.89)	(1.84)	(.09)	(1.64)	(1.73)	$20.63	(8.36)	$50,466	1.44	.22	66
July 31, 2021	21.34	.04	4.12	4.16	(.05)	(1.25)	(1.30)	24.20	20.20	59,887	1.44	.19	93
July 31, 2020	20.32	.15	2.09	2.24	(.41)	(.81)	(1.22)	21.34	11.46	54,871	1.47	.75	97
July 31, 2019	20.33	.18	1.35	1.53	(.18)	(1.36)	(1.54)	20.32	8.34	65,488	1.48	.94	143
July 31, 2018	18.82	.13	1.52	1.65	(.14)	—	(.14)	20.33	8.77	70,239	1.49	.68	179
Class R
July 31, 2022	$24.51	.11	(1.92)	(1.81)	(.14)	(1.64)	(1.78)	$20.92	(8.10)	$1,795	1.19	.47	66
July 31, 2021	21.60	.10	4.16	4.26	(.10)	(1.25)	(1.35)	24.51	20.50	2,001	1.19	.43	93
July 31, 2020	20.56	.20	2.12	2.32	(.47)	(.81)	(1.28)	21.60	11.76	1,113	1.22	.98	97
July 31, 2019	20.56	.23	1.36	1.59	(.23)	(1.36)	(1.59)	20.56	8.58	999	1.23	1.19	143
July 31, 2018	19.03	.18	1.53	1.71	(.18)	—	(.18)	20.56	9.02	838	1.24	.93	179
Class R5
July 31, 2022	$24.94	.20	(1.93)	(1.73)	(.26)	(1.64)	(1.90)	$21.31	(7.68)	$20.71		.86	66
July 31, 2021	21.89	.21	4.24	4.45	(.15)	(1.25)	(1.40)	24.94	21.11	21.71		.92	93
July 31, 2020	20.82	.29	2.17	2.46	(.58)	(.81)	(1.39)	21.89	12.33	223.72		1.41	97
July 31, 2019	20.79	.32	1.40	1.72	(.33)	(1.36)	(1.69)	20.82	9.17	16.72		1.56	143
July 31, 2018	19.24	.27[e]	1.56	1.83	(.28)	—	(.28)	20.79	9.60	14.73		1.30[e]	179

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52 George Putnam Balanced Fund	George Putnam Balanced Fund 53

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
July 31, 2022	$24.75	.24	(1.94)	(1.70)	(.28)	(1.64)	(1.92)	$21.13	(7.60)	$65,091.61		1.05	66
July 31, 2021	21.79	.23	4.21	4.44	(.23)	(1.25)	(1.48)	24.75	21.22	69,239.61		1.01	93
July 31, 2020	20.73	.32	2.15	2.47	(.60)	(.81)	(1.41)	21.79	12.42	46,529.62		1.56	97
July 31, 2019	20.71	.36	1.37	1.73	(.35)	(1.36)	(1.71)	20.73	9.27	29,859.62		1.80	143
July 31, 2018	19.17	.31	1.53	1.84	(.30)	—	(.30)	20.71	9.69	19,694.63		1.54	179
Class Y
July 31, 2022	$24.74	.22	(1.94)	(1.72)	(.26)	(1.64)	(1.90)	$21.12	(7.68)	$256,633.69		.97	66
July 31, 2021	21.78	.21	4.21	4.42	(.21)	(1.25)	(1.46)	24.74	21.13	285,962.69		.93	93
July 31, 2020	20.72	.30	2.15	2.45	(.58)	(.81)	(1.39)	21.78	12.32	192,044.72		1.45	97
July 31, 2019	20.70	.33	1.38	1.71	(.33)	(1.36)	(1.69)	20.72	9.15	104,828.73		1.68	143
July 31, 2018	19.16	.28	1.54	1.82	(.28)	—	(.28)	20.70	9.56	81,989.74		1.43	179

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

54 George Putnam Balanced Fund	George Putnam Balanced Fund 55

Notes to financial statements 7/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through July 31, 2022.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred charges	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class M**	Up to 3.50%	None	None
Class R**	None	None	None
Class R5**	None	None	None
Class R6**	None	None	None
Class Y**	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

** Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

56 George Putnam Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

George Putnam Balanced Fund 57

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

58 George Putnam Balanced Fund

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $173,160 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

George Putnam Balanced Fund 59

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $17,251,575 and the value of securities loaned amounted to $16,981,361.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on passive foreign investment companies, from interest-only securities and from a redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,827,776 to increase undistributed net investment income and $5,827,776 to decrease accumulated net realized gain.

60 George Putnam Balanced Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$274,506,403
Unrealized depreciation	(131,152,605)
Net unrealized appreciation	143,353,798
Undistributed ordinary income	2,704,954
Undistributed long-term gains	31,806,720
Cost for federal income tax purposes	$1,603,431,223

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.513% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL (prior to July 1, 2022, the annual rate was 0.40% of the average net assets of the portion of the fund managed by PIL.)

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

George Putnam Balanced Fund 61

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,695,732	Class R5	31
Class B	12,348	Class R6	35,195
Class C	162,564	Class Y	366,621
Class M	71,705	Total	$2,346,680
Class R	2,484

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,838 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,374, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,315,973
Class B	1.00%	1.00%	97,026
Class C	1.00%	1.00%	1,271,845
Class M	1.00%	0.75%	421,064
Class R	1.00%	0.50%	9,716
Total			$5,115,624

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $223,179 and no monies from the sale of class A and class M shares, respectively, and received $383 and $2,409 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $101 on class A redemptions.

62 George Putnam Balanced Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,071,247,294	$1,096,673,604
U.S. government securities (Long-term)	139,432,150	105,246,304
Total	$1,210,679,444	$1,201,919,908

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	4,801,580	$111,126,092	6,062,227	$138,585,225
Shares issued in connection with
reinvestment of distributions	4,236,158	98,997,950	3,207,940	70,563,323
	9,037,738	210,124,042	9,270,167	209,148,548
Shares repurchased	(6,917,445)	(155,961,978)	(5,986,865)	(136,606,939)
Net increase	2,120,293	$54,162,064	3,283,302	$72,541,609

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	24,499	$567,900	57,135	$1,269,694
Shares issued in connection with
reinvestment of distributions	31,883	736,812	31,370	679,274
	56,382	1,304,712	88,505	1,948,968
Shares repurchased	(197,432)	(4,367,146)	(237,282)	(5,335,059)
Net decrease	(141,050)	$(3,062,434)	(148,777)	$(3,386,091)

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	1,430,249	$32,810,526	2,215,371	$49,933,757
Shares issued in connection with
reinvestment of distributions	397,085	9,211,540	251,565	5,464,820
	1,827,334	42,022,066	2,466,936	55,398,577
Shares repurchased	(1,509,560)	(33,433,169)	(1,211,368)	(27,264,281)
Net increase	317,774	$8,588,897	1,255,568	$28,134,296

George Putnam Balanced Fund 63

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class M	Shares	Amount	Shares	Amount
Shares sold	203,523	$4,599,997	272,934	$6,211,182
Shares issued in connection with
reinvestment of distributions	183,505	4,223,800	150,097	3,239,624
	387,028	8,823,797	423,031	9,450,806
Shares repurchased	(415,491)	(9,190,288)	(519,919)	(11,698,206)
Net decrease	(28,463)	$(366,491)	(96,888)	$(2,247,400)

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	12,808	$294,570	46,778	$1,052,559
Shares issued in connection with
reinvestment of distributions	6,416	149,498	3,653	79,969
	19,224	444,068	50,431	1,132,528
Shares repurchased	(15,021)	(336,076)	(20,319)	(463,754)
Net increase	4,203	$107,992	30,112	$668,774

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	365	$8,138
Shares issued in connection with
reinvestment of distributions	69	1,641	76	1,708
	69	1,641	441	9,846
Shares repurchased	—	—	(9,750)	(213,009)
Net increase (decrease)	69	$1,641	(9,309)	$(203,163)

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,020,489	$23,482,835	1,166,883	$26,844,836
Shares issued in connection with
reinvestment of distributions	246,609	5,784,503	150,816	3,340,005
	1,267,098	29,267,338	1,317,699	30,184,841
Shares repurchased	(984,500)	(22,080,833)	(655,468)	(15,138,673)
Net increase	282,598	$7,186,505	662,231	$15,046,168

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,099,049	$95,377,912	5,348,339	$122,882,010
Shares issued in connection with
reinvestment of distributions	1,001,255	23,482,467	659,425	14,590,013
	5,100,304	118,860,379	6,007,764	137,472,023
Shares repurchased	(4,510,332)	(100,498,286)	(3,265,279)	(74,963,252)
Net increase	589,972	$18,362,093	2,742,485	$62,508,771

At the close of the reporting period, Putnam Investments, LLC owned 931 class R5 shares of the fund (100% of class R5 shares outstanding), valued at $19,848.

64 George Putnam Balanced Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/21	cost	proceeds	income	of 7/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$5,789,325	$147,684,522	$136,222,272	$30,073	$17,251,575
Putnam Short Term
Investment Fund**	82,200,848	230,396,632	279,347,475	192,367	33,250,005
Total Short-term
investments	$87,990,173	$378,081,154	$415,569,747	$222,440	$50,501,580

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

George Putnam Balanced Fund 65

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	70
Forward currency contracts (contract amount)	$91,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$1,215,878	Payables	$225,437
Total		$1,215,878		$225,437

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$6,059,138	$6,059,138
Equity contracts	16,040	(2,757,076)	—	(2,741,036)
Total	$16,040	$(2,757,076)	$6,059,138	$3,318,102

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	(157,733)	$(157,733)
Equity contracts	(674,668)	—	(674,668)
Total	$(674,668)	$(157,733)	$(832,401)

66 George Putnam Balanced Fund

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George Putnam Balanced Fund 67

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$142,398	$637,596	$—	$—	$195,450	$—	$—	$67,552	$3,903	$—	$168,979	$1,215,878
Total Assets	142,398	637,596	—	—	195,450	—	—	67,552	3,903	—	168,979	1,215,878
Liabilities:
Forward currency contracts#	—	18,910	—	56,474	29,464	11,146	—	—	35,730	73,713	—	225,437
Total Liabilities	$—	$18,910	$—	$56,474	$29,464	$11,146	$—	$—	$35,730	$73,713	$—	$225,437
Total Financial and Derivative
Net Assets	$142,398	$618,686	$—	$(56,474)	$165,986	$(11,146)	$—	$67,552	$(31,827)	$(73,713)	$168,979	$990,441
Total collateral received
(pledged)†##	$112,511	$618,686	$—	$—	$165,986	$—	$—	$—	$—	$—	$—
Net amount	$29,887	$—	$—	$(56,474)	$—	$(11,146)	$—	$67,552	$(31,827)	$(73,713)	$168,979
Controlled collateral received
(including TBA commitments)**	$112,511	$791,216	$104,000	$—	$200,000	$—	$104,000	$—	$—	$—	$—	$1,311,727
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

68 George Putnam Balanced Fund	George Putnam Balanced Fund 69

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $47,373,013 as a capital gain dividend with respect to the taxable year ended July 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 61.57% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 70.25%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,223,553 of distributions paid as qualifying to be taxed as interest-related dividends, and $48,746,058 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

70 George Putnam Balanced Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting
At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	42,026,423	1,575,818
Barbara M. Baumann	42,447,313	1,154,928
Katinka Domotorffy	42,099,497	1,502,744
Catharine Bond Hill	42,440,493	1,161,748
Kenneth R. Leibler	42,489,610	1,112,631
Jennifer Williams Murphy	42,488,722	1,113,519
Marie Pillai	42,144,542	1,457,699
George Putnam, III	42,443,433	1,158,808
Robert L. Reynolds	42,450,147	1,152,094
Manoj P. Singh	42,405,306	1,196,934
Mona K. Sutphen	42,416,004	1,186,237

A proposal to change an amendment to fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer, was adjourned to September 8, 2022 and approved as follows::

Votes for	Votes against	Abstentions/Broker non-votes
35,670,237	1,255,638	15,370,250

All tabulations are rounded to the nearest whole number.

George Putnam Balanced Fund 71

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Board of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

72 George Putnam Balanced Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2022, there were 100 funds in the Putnam fund complex, including 96 Putnam Funds and four funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

George Putnam Balanced Fund 73

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

74 George Putnam Balanced Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

George Putnam Balanced Fund 75

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

76 George Putnam Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02056	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

AN021 330610 9/22

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2022	$88,193	$ —	$13,441	$ —
July 31, 2021	$87,323	$ —	$12,815	$ —

For the fiscal years ended July 31, 2022 and July 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $342,392 and $322,115 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2022	$ —	$328,951	$ —	$ —
July 31, 2021	$ —	$309,300	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2022